SpectraScience
INNOVATIONS IN CANCER DETECTION

Investor Presentation

Rodman & Renshaw Investment Conference

September 13, 2011

Safe-Harbor Statement

This presentation contains statements of a forward-looking nature which represent our management's beliefs and assumptions concerning future events. When used in this presentation, the words "believe," "expect," and similar expressions are intended to identify forward-looking statements, including statements regarding revenue, distribution agreements and potential partnerships. Forward-looking statements involve risks, uncertainties and assumptions, and are based on information currently available to us. Actual results may differ materially from those expressed in the forward-looking statements due to many factors, including, without limitation, those disclosed under "Item 1A. Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2010 and our quarterly reports on Form 10-Q. We undertake no obligation to update any forward-looking statements to reflect events or circumstances that may arise after the date of this presentation.

Company Overview

- Patented platform technology to instantly detect if tissue is normal, pre-cancerous or cancerous without the need for physical biopsy
  - $143 Million invested in technology and IP to date
- FDA approved PMA product for the diagnosis of colon cancer and detection of cervical cancer
- CE approved product for the diagnosis of all types of cancer
- Proprietary WavSTAT Optical Biopsy System® is designed to be used as an adjunct to physician
  - Within the current standard of care
  - Improves ability of physician to diagnose cancer by as much as 40%
  - Decreases False Negative Rate up to 93%
- Restart in December 2010
  - New CEO
  - Directional change from scientific development to product commercialization

Core Strengths

- PMA primary product is FDA approved for use in the colon to detect pre-cancerous and cancerous tissue and CE approved for the diagnosis of all types of cancer
- Capability to distinguish within one second if tissue is cancerous or not
- Wide applicability in many cancer indications
- Seasoned Management Team and experienced Directors with domain expertise
- Robust intellectual property portfolio

Primary Product

Console



Optical Biopsy Forceps



Magnified Image

Key Management

Team	Background
Michael Oliver President & CEO	♦ 25 years of experience in the medical device field spanning management, sales and marketing ♦ Four previous successful turnaround / restarts at Prescription Health Services, Diatek, Inc., New Image Industries, and "A" Company Orthodontics ♦ MBA, George Washington University; BS, United States Naval Academy
James Dorst CFO	♦ Over 20 years of senior management experience spanning finance, operations and strategic planning ♦ Formally CFO of Aethlon Medical (OTC:AEMD), OMNIS Software (NASDAQ:OMNS); and Savoir Technology Group (NASDAQ:SVTG) which was taken over by Avnet Inc. ♦ Raised more than $145MM in public equity and $80MM in private rounds of funding ♦ Two previous successful turnaround / restarts at Western Micro Technology and Omnis Software ♦ MS Accounting, University of Oregon; BS Finance, University of Oregon

Initial Target: Colorectal Cancer

Colon Cancer Facts*

- 2nd leading cause of cancer-related deaths in the US
- 3rd most common cancer
- Only 39% of colorectal cancers are detected at an early stage
- 141,210 new cases of colorectal cancer are expected in the US in 2011
- 49,380 deaths are expected from colorectal cancer in 2011

Cancer in the United States



350000
300000
250000
200000
150000
100000
50000
0
New Cases
Deaths
Genital System
Digestive System
Respiratory System
Breast
Urinary System

Economic Considerations

- Significant cost control pressure in the US
- Half of all small polyps removed during colonoscopies are harmless
- Based on the average volume of colonoscopies in the US, the annual upfront cost savings of forgoing pathologic assessment would exceed $1 billion with no significant increases in mortality rates**
- WavSTAT Optical Biopsy System will help facilitate those savings

SpectraScience

* American Cancer Society

** Kessler WR, Imperiale TF, Klein RW, Wielage RC, Rex DK. A quantitative assessment of the risks and cost savings of forgoing histologic examination of diminutive polyps. Endoscopy. 2011 Aug;43(8):683-91.

The Problem: Costly and Inaccurate Diagnosis

- Diagnosis methods for identifying small colon polyps as cancerous require interpretation
  - Competing image enhancement techniques are subjective and inaccurate while still requiring extensive training

Polyp Size	Frequency	Diagnosis method
Small (<1 cm)	85% of all polyps	Endoscopy, visual assessment
Large (>1 cm)	15% of all polyps	Endoscopy, resection

- SpectraScience technology improves ability of gastroenterologists to diagnose cancer by as much as 40%

- More importantly, it decreases the False Negative Rate up to 93%

SpectraScience
INNOVATIONS IN CANCER DETECTION

WavSTAT Optical Biopsy System®

- Proprietary WavSTAT Optical Biopsy System is designed to be used as an adjunct to the gastroenterologist
- Compatible with existing endoscopic equipment

Laser Induced Fluorescence ("LIF") Technology



Optical fiber transmits laser light via endoscope to tissue



Auto-fluorescence collected by fiber and returned to optical detector within console for analysis

OUTPUT

(one second)


SUSPECT
NOT SUSPECT

Results

- Definitive, instant diagnosis
- Non-subjective, no interpretation
- Significantly reduces costs of follow-on procedures

SpectraScience

Clinical Results

- FDA regulated clinical studies performed at the Mayo Clinic, Massachusetts General Hospital, Hennepin County Medical Center, and Minnesota Gastroenterology P.A.

	Endoscopist*	Add WavSTAT*
Sensitivity	56.2%	96.9%
False Negative	43.8%	3.1%

Product Advantages

- Significantly improves diagnostic accuracy
- Improves patient survival rates through earlier detection
- Provides immediate analysis of tissue
- Enables diagnosis and treatment during the same procedure
- Cost effective
  - Reduces the number of physical biopsies and unnecessary follow-on endoscopies performed
  - Reduces the number of misdiagnosed patients

SpectraScience

* Pre-Publication Data

Platform Development

Laser Induced Fluorescence ("LIF")

Currently Used

- Complementary to current endoscopic standard of care
- Can be used wherever endoscopes are used for diagnosis
- Targets biochemical properties of tissue
  - Amino Acids, Enzymes, Structural Proteins

Scattering Spectroscopy ("SS")

IP Protected Technology

- Complementary to current endoscopic standard of care
- Can be used wherever endoscopes are used for diagnosis
- Targets physical properties of tissue
  - Vascularity, Epithelial Thickness
  - Cell Nuclei & Organelles, Mucosa Layer Structure

Synergistic Results

- Choice of the best technology or combination for optimal clinical result
- Provides a "Multi-modal" future
- Multiple potential partners
  - Endoscope; Oncology / Mammography; Dermatology
- Multiple distinct channels
- Multiple markets

		Colon	Espohagus	Bladder	Lung	Stomach	Breast	Lymph	Skin
Today	LIF	✓	✓						
Tomorrow	LIF	✓	✓	✓	✓	✓	✓	✓	✓
	SS	✓	✓	✓	✓	✓	✓	✓	✓

SpectraScience

Intellectual Property Overview

- 33 active US patents as well as approximately 25 active European counterparts
  - 8 patents covering optical biopsy apparatus (forceps)
  - 6 optics patents for scanning technologies (detection)
  - 13 patents relating to analysis and analytics
  - 6 patents for calibration, alignment, normalizing, etc.
  - The largest patent portfolio in the field of optical methods for identifying cancer and its precursors

- A substantial barrier to entry

- Continue to broaden IP capability internally and via licensing with most recent patent approved earlier this month

SpectraScience US Portfolio


DIAGNOSTIC
OPTICAL FORCEPS
US6847490
US6394964
US6174291
US6129683
US6066102
US5843000
US5762613
SCANNING ARRAY
US6826422
US6411835
US6104945
US5713364
CONFOCAL OPTICS
US6760613
US6411838
SPECTRAL ANALYSIS
APPLICATIONS
US7260248
US7136518
US7127282
US7103401
US6933154
US6427082
US8005527
OBSTRUCTION
US7309867
US7282723
US6818903
NORMALIZATION
US7310547
US6839661
US6768918
US6421553
US6385484
CALIBRATION
US7459696
IMAGING
TEMPORAL ALIGNMENT
US7406215
US7187810
US6902935
FOCUS
US7469160

SpectraScience International Portfolio


DIAGNOSTIC SYSTEMS/FORCEPS
SPECTRAL REFLECTANCE ANALYSIS
EP1065970B1 EU (3)
EP2018824B1 EU (4)
EP1182964A2 ALL EU
EP1644867BE (1)
EP1532431 ALL EU
EP1535033 ALL EU
EP1063921B1 (1)
Pending EU (6)
EP0910284 (3)
Pending ALL EU, JAPAN

Market Opportunity

		Colon	Esophagus
Cases per year	EU	10.3 M	60.0 M
	US	11.0 M	40.0 M
Patient Population	EU	172 .0 M	3.2 M
	US	89.0 M	3.0 M
Procedures per year	EU	4.1 M	2.1 M
	US	3.1 M	1.8 M
Market Size*	EU	$826.6 M	$630.0 M
	US	$616.0 M	$540.0 M
Total Market Size		**$1,442.6 M**	**$1,170.0 M**

Note: Market opportunity presented for first two indications only. Additional market opportunity exists in the bladder and lung markets.

* Market Size calculated based on the assumption that SpectraScience products will be priced at $200 for the colon indication and $300 for the esophagus indication

SpectraScience

Competitive Landscape

	SpectraScience	Mauna Kea Technologies	Olympus Medical	PENTAX	Fujinon
Procedure Type	**Endoscope Based**	Probe based	Endoscope based	Endoscope based	Endoscope based
Technology	**Laser Induced Fluorescence**	Confocal Microscopy	Narrow Band Imaging	Confocal Microscopy	Confocal Microscopy
Costs	**$0 capital cost $200 per procedure**	$125K capital cost $1K+ per procedure	$125-150K upfront capital cost	$125-150K upfront capital cost	$125-150K upfront capital cost
Results	**Suspect/Not Suspect Two results, Objective**	Interpretive, subjective	Interpretive, subjective	Interpretive, subjective	Interpretive, subjective
Lengthens Procedure	**No**	Yes	Yes	Yes	Yes
Diagnostic Interval /Specimen	**One second**	Three to ten minutes	Three to ten minutes	Three to ten minutes	Three to ten minutes

Market Potential

- Mauna Kea Technologies (ENXTPA:MKEA) is the closest pure play public competitor.
  - Market Cap: $260mm
  - Total Revenue: $8.3mm
    - SpectraScience is approximately 18 months behind Mauna Kea in its strategic plan

SpectraScience
INNOVATIONS IN CANCER DETECTION

Milestones


Product Launch Milestones
Indication
2012
2013
2014
2015
2016
EU Launch
US Launch
Strategic Partner
Colon
Esophageal
Bladder
Lung

Product Strategy

- Introduce cancer diagnostic in the EU
- Select specialty distributors
  - WavSTAT Optical Biopsy System works with flexible endoscopes
  - No scope maker has definitive cancer diagnostic
  - Flexible endoscope manufacturers are logical partners

Market Strategy

- Market first to EU, then to US managed care
  - EU markets are single-payer
  - Minimize regulatory risk
  - Maximize design flexibility
- Select Strategic Partner
  - Ongoing discussions with multiple potential partners
  - Recurring revenue stream from disposable

Highlights

- √ Proven technology that is faster, more accurate and less costly than current technologies
- √ Products address large, growing and increasingly cost-conscious markets
- √ Platform ensures multiple products to drive growth and diversify distribution
- √ Near-term commercialization revenue
- √ Management team with extensive turnaround experience

SpectraScience

Contact Information

SpectraScience, Inc.

Michael Oliver

11568 Sorrento Valley Rd # 11

San Diego, CA 92121

Phone: 858-847-0200 ext. 2001

Fax: 858-847-0880

moliver@spectrascience.com